U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549








                                  Form 8-K








              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934





           Date of Report                           April 19, 2004
                                          (Date of earliest event reported)



                             TGC Industries, Inc.

           (Exact name of registrant as specified in its charter)




       Texas                     0-14908                 74-2095844
  (State or other              (Commission           (I.R.S. Employer
   jurisdiction                 File Number)         Identification No.)
   of incorporation)



         1304 Summit, Suite 2
         Plano, Texas                                       75074
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code:     (972) 881-1099








Item 5.     Other Events and Regulation FD Disclosure.


     On April 19, 2004, TGC Industries, Inc. ("TGC" or the "Company") issued a press release reporting its results for the first quarter of 2004. The full text of the press release is set forth in Exhibit 99.1 hereto.

Item 7.     Financial Statements and Exhibits.

     (c)    Exhibits.



            99.1 Press Release dated April 19, 2004, reporting its results for the first quarter of 2004.

Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TGC INDUSTRIES, INC.


April 21, 2004
                                    By:  /s/ WAYNE A. WHITENER
                                         Wayne A. Whitener,
                                         President and CEO
                                    (Principal Executive Officer)






























EXHIBIT 99.1

         TGC Industries Reports Strong First Quarter 2004 Profits on
                           85% Increase in Revenues


Plano, Texas  -- Monday, April 19, 2004 -- TGC Industries, Inc. (Nasdaq OTC
BB: TGCI) announced today that the Company continued to report profitable results for the first quarter of 2004.

The Company reported revenue of $2,970,872 for the three months ended March 31, 2004, compared with revenue of $1,601,805 for the same period of 2003. Net income, before dividend requirements on preferred stock, was $789,515 for 2004, compared with a net loss, before dividend requirements on preferred stock, of $(43,479) for 2003. Basic earnings per common share for 2004 was $0.13 compared with a loss per common share of $(0.02) for 2003.


As previously reported, the Company has acquired three additional Vibroseis units and deployed its second seismic crew. The Vibroseis market continues to be very beneficial for the Company, with a majority of the Company's first quarter 2004 revenues being generated from Vibroseis contracts.

Mr. Wayne Whitener, President and CEO of TGC Industries, Inc. stated, "We were encouraged by the results for the first quarter of 2004 and management believes the Company will be able to operate at a two-crew level for the remainder of 2004 there by improving its performance. Although both of the Company's crews experienced some inclement weather during April 2004, the Company anticipates deploying a third crew during the second quarter of 2004 because of the higher levels of demand."

This report contains forward-looking statements which reflect the view of Company's management with respect to future events. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations are disclosed in the Company's Securities and Exchange Commission filings, and include, but are not limited to the dependence upon energy industry spending for seismic services, the unpredictable nature of forecasting weather, the potential for contract delay or cancellation, the potential for fluctuations in oil and gas prices, and the availability of capital resources. The forward-looking statements contained herein reflect the current views of the Company's management and the Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements.

TGC, based in Plano, Texas, is a geophysical service company which primarily provides 3-D seismic services to oil and gas companies. It also maintains a geophysical gravity data bank.

                              (Table Follows)

____________________________________________________________________________
1304 Summit Avenue Suite 2 Plano Texas 75074   972-881-1099 Fax 972-424-3943








Contact:                            Wayne Whitener            (972) 881-1099
                                    President & CEO
                                    Email:  wwhitener@tgcseismic.com


Investor Relations Contact:         Andrew J. Kaplan          (732) 747-0702
                                    Barry Kaplan Associates
                                    623 River Road
                                    Fair Haven, NJ  07704
                                    Email:  smallkap@aol.com




















































TGC Industries, Inc.
Condensed Balance Sheets

                                       March 31,             March 31,
                                         2004                  2003
                                     _____________         _____________

                                     (Unaudited)            (Unaudited)

Cash and cash equivalents           $  2,081,885          $    890,269
Receivables (net)                      3,440,822               499,724
Pre-Paid expenses and other               86,038                 6,120
                                    ____________          ____________
Current assets                         5,608,745             1,396,113
Other assets (net)                         3,395                 4,824
Property and equipment (net)           1,295,385             1,285,993
                                    ____________          ____________
   Total assets                     $  6,907,525          $  2,686,930
                                    ============          ============

Current liabilities                 $  3,939,255          $  1,252,979
Long-term obligations                    220,864               117,156
Stockholders' equity                   2,747,406             1,316,795
                                    ____________          ____________
   Total liabilities & equity       $  6,907,525          $  2,686,930
                                    ============          ============


































TGC Industries, Inc.
Statements of Operations

                                             Three Months Ended
                                       March 31,             March 31,
                                         2004                  2003
                                     _____________         _____________

                                     (Unaudited)            (Unaudited)

Revenue                             $  2,970,872          $  1,601,805

Cost and expenses
Cost of services                       1,877,894             1,437,431
Selling, general, administrative         300,395               205,749
Interest expense                           3,068                 2,104
                                     ___________           ___________
                                       2,181,357             1,645,284

NET INCOME (LOSS)                        789,515               (43,479)

Less dividend requirements on
    preferred stock                       79,715                73,812
                                    ____________          ____________
INCOME (LOSS) ALLOCABLE TO
   COMMON STOCKHOLDERS              $    709,800          $   (117,291)

Earnings (loss) per common share:
      Basic                                 $.13                 $(.02)
      Diluted                               $.07                 $(.02)

Weighted average number of
    common shares outstanding:
      Basic                            5,695,064             5,515,064
      Diluted                         11,435,921             5,515,064


The statements of operations reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the interim periods. The results of the interim periods are not necessarily indicative of results to be expected for the entire year.


4891.00001/414286.1